UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 9, 2020

Alpine 4 Technologies Ltd.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237

Phoenix, AZ

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 8.01 Other Events.

Dear Shareholders,

I am pleased to announce that Alpine 4 and Impossible Aerospace have met the final closing conditions of the merger agreement executed on November 13th, 2020.  The first and most important condition to be met, was obtaining at least 80% approval from the shareholders of Impossible Aerospace. I am happy to say this was easily obtained.  This obviously shows great support for IA being in the Alpine 4 business ecosystem.  The second condition was the approval by the Small Business Association (SBA) and Silicon Valley Bank regarding forgiveness of the PPP loan they provided IA.   Impossible Aerospace filed for PPP forgiveness with the SBA on September 4th, 2020 and it typically takes 90 days to conclude. With that being said, the 90th day was December 4th, 2020. We have been notified that there is a backlog with the SBA on forgiveness applications with no end date. Without further action, this would leave the deal in a pending status.  To protect shareholder value and bring the acquisition to completion, both parties have agreed to escrow the PPP funds with Silicon Valley Bank until forgiveness occurs.   We can now file a Certificate of Merger with the State of Delaware regarding the transaction. This is expected to be completed by Tuesday, December 15th, 2020.  We will then file an 8k with the SEC to conclude the transaction. We at Alpine 4 pride ourselves on being creative problem solvers and we appreciate your patience as we implement our solution.

I want to thank all of the hard-working employees of Alpine 4 and the Impossible Aerospace team for their dedication to seeing this transaction conclude. We look forward to a very bright 2021.

Contact: Kent B. Wilson, CEO or Ian Kantrowitz, VP of Investor Relations

investorrelations@alpine4.com

www.alpine4.com

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS:

This document contains "forward-looking statements" – that is, statements related to future events that by their nature address matters that are, to different degrees, uncertain. For details on the uncertainties that may cause our actual future results to be materially different than those expressed in our forward-looking statements, annual reports on Form 10-K and quarterly reports on Form 10-Q. We do not undertake to update our forward-looking statements. This document also includes certain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

NON-GAAP FINANCIAL MEASURES:

In this document, we sometimes use information derived from consolidated financial data but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under the U.S. Securities and Exchange Commission rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Technologies Ltd.

By: /s/ Kent B. Wilson

Kent B. Wilson

Chief Executive Officer, President

(Principal Executive Officer)

 Date: December 9th, 2020